                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                            NUVEEN INVESTMENT TRUST
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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

IMPORTANT NOTICE
TO FUND SHAREHOLDERS

JULY   , 2006

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.     WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving this Proxy Statement because you are being asked to approve a new investment sub-advisory agreement for your Fund between Nuveen Asset Management ("NAM" or the "Adviser") and Institutional Capital LLC.

       The enclosed Proxy Statement provides additional information on the proposed new investment sub-advisory agreement, as well as certain other matters. Please refer to the Proxy Statement for a detailed explanation of the proposal on which you are being asked to vote.

Q.     WHY IS A VOTE ON THE PROPOSED NEW SUB-ADVISORY AGREEMENT REQUIRED?

A. In May 2006, Institutional Capital Corporation, the current investment sub-adviser to the Funds, announced that it had entered into a merger agreement with New York Life Investment Holdings LLC ("NYLIM Holdings"), pursuant to which Institutional Capital Corporation would become a wholly-owned subsidiary of NYLIM Holdings (the "Transaction"). NYLIM Holdings is a subsidiary of New York Life Insurance Company. The Transaction was consummated on or about June [ ], 2006, and after that date, Institutional Capital Corporation became Institutional Capital LLC. The portfolio managers and key personnel of Institutional Capital LLC after the Transaction will be the same individuals who served in those capacities for Institutional Capital Corporation before the Transaction. Institutional Capital Corporation and Institutional Capital LLC are referred to herein collectively as "ICAP."

       The sub-advisory agreement between NAM and ICAP in effect prior to the date of the Transaction ("original sub-advisory agreement") provided for the automatic termination of the agreement upon its "assignment," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). Under the 1940 Act, a change in control of an investment company's sub-adviser is deemed to cause an "assignment" of a sub-advisory agreement. The Transaction caused a change in control of ICAP and, accordingly, was deemed to have caused an "assignment" of the original sub-advisory agreement. As a result, the original sub-advisory agreement was automatically terminated as of the date of the Transaction. ICAP currently serves as sub-adviser to your Fund pursuant to an interim sub-advisory agreement approved by the Board of Trustees at a meeting held in May 2006. The interim sub-advisory agreement lasts until the new sub-advisory agreement is approved by shareholders, but in no case for a period longer than 150 days. Therefore, shareholder approval of the new investment sub-advisory agreement is required in order to permit ICAP to serve as investment sub-adviser to your Fund on more than an interim basis.

Q.     WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE NEW SUB-ADVISORY
       AGREEMENT?

A. If the new investment sub-advisory agreement is not approved, your Fund's Board will take such actions as it deems to be in the best interests of your Fund. This is discussed in more detail in the Proxy Statement.

Q.     HOW WILL THE TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A. Your investment in your Fund will not change as a result of the Transaction. You will still own the same shares in the Fund, and the value of your investment will not change as a result of the Transaction. The new sub-advisory agreement, if approved by shareholders, will still be with ICAP and the terms of the new sub-advisory agreement are substantially similar to the terms of the original sub-advisory agreement. In addition, the portfolio managers of your Fund will not change as a result of the new sub-advisory agreement.

Q. WILL THE SUB-ADVISORY FEE RATES BE THE SAME UPON THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT?

A.     Yes, the sub-advisory fee rates will remain the same.

Q. HOW DO THE BOARD MEMBERS SUGGEST THAT I VOTE IN CONNECTION WITH THE NEW SUB-ADVISORY AGREEMENT?

A. After careful consideration, the Board of your Fund unanimously recommends that you vote "FOR" the approval of the new sub-advisory agreement.

Q.     WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response will help save on the costs of any future solicitations for these shareholder votes. We encourage all shareholders to participate in the governance of their Fund.

Q.     WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call your financial advisor. Alternatively, you may call Nuveen at (800) 257-8787 weekdays from 8:00 a.m. to 6:00 p.m. Central time.

Q.     HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.     WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.


NOTICE OF SPECIAL MEETING                  333 West Wacker
OF SHAREHOLDERS                            Drive
AUGUST 25, 2006                            Chicago, Illinois
                                           60606
                                           (800) 257-8787



JULY   , 2006

NUVEEN INVESTMENT TRUST
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen Large-Cap Value Fund

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Nuveen Investment Trust, a Massachusetts business trust (the "Trust"), on behalf of its series Nuveen Balanced Stock and Bond Fund ("Balanced Stock and Bond"), Nuveen Balanced Municipal and Stock Fund ("Balanced Municipal and Stock") and Nuveen Large-Cap Value Fund ("Large-Cap Value") (individually, a "Fund" and collectively, the "Funds"), will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, August 25, 2006, at 9:30 a.m., Chicago time, for the following purpose and to transact such other business, if any, as may properly come before the Meeting:

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To approve a new investment sub-advisory agreement between Nuveen Asset Management, each Fund's investment adviser, and Institutional Capital LLC, each Fund's investment sub-adviser.

2. To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on June 21, 2006 are entitled to notice of and to vote at the Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary


PROXY STATEMENT                                  333 West Wacker Drive
                                                 Chicago, Illinois  60606
                                                 (800) 257-8787



JULY   , 2006

NUVEEN INVESTMENT TRUST
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen Large-Cap Value Fund

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board," and each Trustee, a "Board Member" and collectively, the "Board Members") of Nuveen Investment Trust, a Massachusetts business trust (the "Trust"), on behalf of its series Nuveen Balanced Stock and Bond Fund ("Balanced Stock and Bond"), Nuveen Balanced Municipal and Stock Fund ("Balanced Municipal and Stock") and Nuveen Large-Cap Value Fund ("Large-Cap Value") (individually, a "Fund" and collectively, the "Funds"), of proxies to be voted at a Special Meeting of Shareholders to be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, August 25, 2006, at 9:30 a.m., Chicago time (the "Meeting") and at any and all adjournments thereof.

This Proxy Statement is first being mailed to shareholders on or about July   ,
2006.

Proxies are being solicited with respect to the approval of a new investment sub-advisory agreement between Nuveen Asset Management ("NAM" or the "Adviser"), each Fund's investment adviser, and Institutional Capital LLC, each Fund's investment sub-adviser.

On the matter coming before the Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the approval of the new sub-advisory agreement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Trust a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

A quorum of shareholders is required to take action at the Meeting. A majority of the shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Meeting. Votes cast in person or by proxy at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the vote of a majority of the outstanding voting securities of the Fund will be required for the approval of the new sub-advisory agreement. The "vote of a majority of the outstanding voting securities" is defined in the Investment Company Act of 1940, as amended,

(the "1940 Act") as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

For purposes of determining the approval of the new sub-advisory agreement, abstentions and broker non-votes will have the effect of a vote against the new sub-advisory agreement. The details of the proposal to be voted on are set forth below.

Those persons who were shareholders of record at the close of business on June 21, 2006 will be entitled to one vote for each share held or a proportionate fractional vote for each fractional share held. As of June 21, 2006, the shares of the Funds were issued and outstanding as follows:


------------------------------------------------------------------------------------
                                              CLASS OF SHARES
                       -------------------------------------------------------------
FUND                       CLASS A          CLASS B         CLASS C        CLASS R
------------------------------------------------------------------------------------


Balanced Stock and
  Bond                  1,211,557.8720    321,544.0840    288,638.7850  362,697.9710
Balanced Municipal and
  Stock                 2,433,078.5590    422,870.5140    315,699.6660   49,755.1960
Large-Cap Value        16,210,992.0160  1,020,270.5850  1,082,173.6360  940,510.7460

------------------------------------------------------------------------------------


1.  APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

BACKGROUND

NAM previously entered into an investment sub-advisory agreement with Institutional Capital Corporation with respect to the Funds. The sub-advisory agreement between NAM and Institutional Capital Corporation in effect prior to the date of the Transaction (as defined below) is referred to as the "Original Sub-Advisory Agreement." The date of the Original Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the Board is provided in Appendix A.

On May 18, 2006, Institutional Capital Corporation signed a definitive merger agreement with New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a subsidiary of New York Life Insurance Company, under which it became a wholly-owned subsidiary of NYLIM Holdings (the "Transaction"). The Transaction was consummated on or about June [ ], 2006. As a result of the Transaction, Institutional Capital Corporation became Institutional Capital LLC, a Delaware limited liability company. The new ownership structure resulting from the Transaction will not result in any significant changes for existing shareholders of the Funds. The portfolio managers and key personnel of Institutional Capital LLC after the Transaction will be the same individuals who served in those capacities for Institutional Capital Corporation before the Transaction. Institutional Capital Corporation and Institutional Capital LLC are referred to herein collectively as "ICAP."

The Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provided for its automatic termination upon its "assignment," as that term is defined in the 1940 Act. Under the 1940 Act, a change in control of an investment company's sub-adviser is deemed to cause an "assignment" of a sub-advisory agreement. The Transaction caused a change in control of

ICAP and, accordingly, was deemed to have caused an assignment of the Original Sub-Advisory Agreement. As a result, the Original Sub-Advisory Agreement was automatically terminated as of the date of the Transaction.

In anticipation of the Transaction, the Board met in person on May 23, 2006 for purpose of considering whether it would be in the best interests of each Fund and its shareholders to approve a new sub-advisory agreement between NAM and ICAP (the "New Sub-Advisory Agreement"). At its May 23, 2006 meeting, the Board initially approved an interim sub-advisory agreement between NAM and ICAP (the "Interim Sub-Advisory Agreement") to become effective upon the termination of the Original Sub-Advisory Agreement and to continue until shareholders approve the New Sub-Advisory Agreement, but in no case having a duration greater than 150 days from the termination of the Original Sub-Advisory Agreement. ICAP currently serves as sub-adviser to each Fund pursuant to the Interim Sub-Advisory Agreement. The Board determined that the scope and quality of the services to be provided by ICAP under the Interim Sub-Advisory Agreement would be at least equivalent to the scope and quality of the services provided by ICAP under the Original Sub-Advisory Agreement. If approved by shareholders, the New Sub-Advisory Agreement will become effective and the Interim Sub-Advisory Agreement will terminate.

At its May 23, 2006 meeting, and for the reasons discussed below (see "Board Considerations in Approving the New Sub-Advisory Agreement"), the Board, including a majority of the Board Members who are not "interested persons" of the Trust, NAM or ICAP ("Independent Board Members"), unanimously determined that the New Sub-Advisory Agreement was in the best interests of each Fund and its shareholders and approved NAM's entering into the New Sub-Advisory Agreement, with respect to each Fund, subject to approval by shareholders. The 1940 Act requires that the New Sub-Advisory Agreement be approved by each Fund's shareholders in order for it to become effective for each Fund. In the event shareholders of a Fund do not approve the New Sub-Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders. The form of the New Sub-Advisory Agreement is attached hereto as Appendix B.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

The terms of the New Sub-Advisory Agreement, including fees payable to ICAP by NAM thereunder, are substantially similar to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rate payable by NAM to ICAP. If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will expire on August 1, 2007 unless continued. The New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for a Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreement and the Interim Sub-Advisory Agreement to the terms of the New Sub-Advisory Agreement. The terms of the Interim Sub-Advisory Agreement are identical to those of the Original Sub-Advisory Agreement, except that the Interim Sub-Advisory Agreement has a different effective date and a maximum term of 150 days and includes certain provisions required by Rule 15a-4 under the 1940 Act. Therefore, for purposes of comparing the Interim Sub-Advisory Agreement to the New Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will only be mentioned when its terms differ from those of the Original Sub-Advisory Agreement.

Advisory Services. The advisory services to be provided by ICAP to each Fund under the New Sub-Advisory Agreement will be identical to those advisory services currently provided by ICAP to each Fund under the Original Sub-Advisory Agreement. Both the Original Sub-Advisory Agreement and New Sub-Advisory Agreement provide that ICAP will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio allocated by the Adviser to ICAP, all on behalf of the Fund and subject to supervision of the Trust's Board and the Adviser. In performing its duties under both the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement, ICAP will monitor the Fund's investments and will comply with the provisions of the Trust's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of each Fund. It is not anticipated that the Transaction will have any adverse effect on the performance of ICAP's obligations under the New Sub-Advisory Agreement.

Under the Original Sub-Advisory Agreement and New Sub-Advisory Agreement with ICAP, ICAP is engaged to provide services to the entire investment portfolio of Large-Cap Value and Balanced Stock and Bond and the equity investments only of Balanced Municipal and Stock.

Brokerage. Both the Original Sub-Advisory Agreement and New Sub-Advisory Agreement authorize ICAP to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to ICAP.

Fees. Under the Original Sub-Advisory Agreement, the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Adviser pays ICAP a portfolio management fee out of the investment management fee it receives from the respective Fund. The annual rate of the portfolio management fees payable by the Adviser to ICAP under the New Sub-Advisory Agreement is identical to the annual rate of the fees paid under the Original Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. During the term of the Interim Sub-Advisory Agreement, investment management fees earned by ICAP will be placed in an escrow account in accordance with Rule 15a-4(b)(2) of the 1940 Act. Shareholder approval of the New Sub-Advisory Agreement is necessary in order for ICAP to receive the investment advisory fees escrowed pursuant to the Interim Sub-Advisory Agreement. In the event that the shareholders of one or more of the Funds do not approve the New Sub-Advisory Agreement with respect to their Fund, the 1940 Act requires that ICAP will only be entitled to receive the lesser of: (i) its actual costs incurred in performing services under the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

The annual rate of portfolio management fees payable to ICAP under the Original Sub-Advisory Agreement, the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement and the fees paid by the Adviser to ICAP with respect to each Fund during each Fund's last fiscal year is set forth in Appendix C to this Proxy Statement. Appendix C also includes the advisory fee rates and net assets of funds not included in this Proxy Statement advised by ICAP with similar investment objectives as the Funds.

Payment of Expenses. Under the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, ICAP agrees to pay all expenses it incurs in connection with its activities under the Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Fund.

Limitation on Liability. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement provide that ICAP will not be liable for, and the Adviser will not take any action against ICAP to hold ICAP liable for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of ICAP's duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ICAP in the performance of its duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance. The Original Sub-Advisory Agreement originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. The Interim Sub-Advisory Agreement has a term of no more than 150 days that cannot be continued. If the shareholders of the Funds approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will expire on August 1, 2007, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Sub-Advisory Agreement, the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement for the Funds provide that the Agreement may be terminated at any time without the payment of any penalty by NAM on sixty (60) days' written notice to ICAP. The Original Sub-Advisory Agreement, the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement may also be terminated by a Fund with respect to that Fund by action of the Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by 60 days' written notice for the Original and New Sub-Advisory Agreements and 10 days' written notice for the Interim Sub-Advisory Agreement.

The Original Sub-Advisory Agreement, the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement for the Funds is also terminable with respect to a Fund at any time without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that ICAP or any of its officers or directors has taken any action that results in a breach of the representations of ICAP set forth in the Agreement.

INFORMATION ABOUT ICAP

International Capital LLC is organized as a Delaware limited liability company and is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606. International Capital LLC is registered as an investment adviser with the SEC, and was formed in 2006 as a result of the Transaction. International Capital LLC is the successor to Institutional Capital Corporation. Institutional Capital Corporation began providing investment management services in 1970, and as of April 1, 2006, had approximately $14 billion in assets under management. As stated previously, Institutional Capital Corporation and Institutional Capital LLC are referred to herein collectively as "ICAP." ICAP provides portfolio management services for individuals, corporations, charitable organizations, pooled investment vehicles, and pension and profit-sharing plans.

After the Transaction, ICAP became a wholly-owned subsidiary of NYLIM Holdings, a financial services holding company and subsidiary of New York Life Insurance Company. NYLIM Holdings and New York Life Insurance Company are located at 51 Madison Avenue, New York, New York

10010. The principal occupation of the officers and directors of ICAP is shown in Appendix D. No officers or Board Members of the Funds are officers or directors of ICAP.

In connection with the Transaction, ICAP is relying on Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Trust's Board currently meets this test. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). In order not to place an unfair burden on the Funds as a result of the Transaction, ICAP will be responsible for any costs to the Funds attributable to the Transaction.

SHAREHOLDER APPROVAL

To become effective for a Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes voting together. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The New Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board also determined to submit the New Sub-Advisory Agreement for consideration by the shareholders of the Funds.

BOARD CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENT

The Board is responsible for overseeing the performance of the investment advisers to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of the Funds, including the independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM and the Sub-Advisory Agreement between NAM and ICAP. NAM and ICAP are each a "Fund Adviser."

THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating the services provided by the Fund Adviser and the performance of the Funds. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Board Members received extensive materials in advance of their meeting which outlined, among other things:

     - the nature, extent and quality of services provided by the Fund Adviser;

     - the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

     - the Funds' past performance as well as the Funds' performance compared to funds of similar investment objectives compiled by an independent third party and with recognized and/or customized benchmarks (as appropriate);

     - the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

     - the expenses of the Fund Adviser in providing the various services;

     - the advisory fees (gross and net management fees) and total expense ratios of the Funds, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund;

     - the advisory fees the Fund Adviser assesses to other types of investment products or clients;

     - the soft dollar practices of the Fund Adviser;

     - from independent legal counsel, a legal memorandum describing, among other things, the duties of the Board Members under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the May Meeting, NAM and ICAP made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Board Members met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Board Members considered each advisory contract (which includes the Sub-Advisory Agreement) with the Fund Adviser. The independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser;
(b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A.  NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Advisers, the Board Members considered the nature, extent and quality of the respective Fund Adviser's services. The Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that a Fund Adviser or its affiliates provide and are expected to provide to the Nuveen Funds; the performance record of the applicable Fund (as described in further detail below) and any initiatives Nuveen has taken for its mutual fund product line. In connection with their service as Board Members, the Board Members also have a good understanding of each Fund Adviser's organization, operations and personnel. In this regard, the Board Members are familiar with and have evaluated the professional experience, qualifications and credentials of the applicable Fund Adviser's personnel. With respect to ICAP, the Board Members also received and reviewed an evaluation of the sub-adviser from NAM. Such evaluation outlined, among other things, ICAP's organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to their investment strategy, the Funds' investment objectives and performance. The Board Members noted that NAM recommended the renewal of the Sub-Advisory Agreement. Given the Board Members' experience with the Funds and each Fund Adviser, the Board Members recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Board Members considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes.

In addition to advisory services, the independent Board Members considered the quality of any administrative or non-advisory services provided. With respect to ICAP, the independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and ICAP was not expected to supply other significant administrative services to the Fund.

With respect to NAM, NAM provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Board Members considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings). In addition to the above, because the Funds utilize ICAP as a sub-adviser, the Board Members also considered NAM's ability and procedures to monitor the respective sub-adviser's performance, business practices and compliance policies and procedures. In this regard, the Board Members noted the enhancements in the investment oversight process, including increased site visits and departments participating in investment oversight.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were of a high level and were quite satisfactory.

B.  THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISERS

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and recognized and/or customized benchmarks (as applicable). In evaluating the performance information, in certain instances, the Board Members noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group (such as the Performance Peer Groups of the Balanced Stock and Bond Fund and Balanced Municipal and Stock Fund).

In reviewing performance, the Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2005. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Board Members determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C.  FEES, EXPENSES AND PROFITABILITY

     1.  FEES AND EXPENSES

In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Board Members reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing comparisons, the Board Members also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including, in particular, the asset size of the peers) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. With respect to the Funds, the Board Members noted that the Funds had net total expense ratios (after waivers) below the average of their respective Peer Group except for the Nuveen Large-Cap Value Fund. With respect to the latter, such Fund had an expense ratio within a reasonable range to its peers.

     2.  COMPARISONS WITH THE FEES OF OTHER CLIENTS

The Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients (such as separate managed accounts and fees charged on funds that are not offered by Nuveen Investments but are sub-advised by one of Nuveen's investment management teams). In general, the management the fees charged for separate accounts are somewhat lower than the management fees assessed to the Funds. The Board Members recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for the Funds as the average account size for separate accounts are notably larger than the retail accounts of the Funds. Given the differences in the product structures, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

In considering the fees of ICAP, the Board Members also considered the pricing schedule that ICAP charges for similar investment management services for other fund sponsors or clients. In this regard, the Board Members noted that the sub-advisory fees paid to it by NAM for its sub-advisory services were at or below the low end of its fee schedule.

     3.  PROFITABILITY OF FUND ADVISERS

In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen Investments (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Board Members reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Board Members further reviewed the 2005 annual report for Nuveen Investments. In considering profitability, the Board Members recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the advisor's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Board Members also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Board Members noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Board Members also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Board Members have requested profitability analysis be provided periodically during the year. With respect to ICAP, the Board Members also considered the ICAP's revenues from serving as sub-adviser to the Funds, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax for the last two years). The Board Members further noted that the sub-advisory fee is at the low end of ICAP's fee schedule and is established pursuant to arm's length negotiations. Based on their review, the Board Members were satisfied that the respective Fund Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.  ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Board Members have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Board Members noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. In this regard, the Board Members noted that arrangement resulted in approximately $6 million in fee reductions for the funds overseen by the Board Members. The Board Members also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E.  INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund, including any sales charges and distribution fees received and retained by the Funds' principal underwriter, Nuveen Investments, Inc., an affiliate of NAM as well as any benefits derived from soft dollar arrangements. The Board Members recognized that an affiliate of NAM provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Board Members therefore considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, NAM may from time to time receive and have access to research generally provided to institutional clients. With respect to ICAP, the Board Members considered that ICAP does benefit from their soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund's portfolio transactions. At the May Meeting as well as prior meetings, the Board Members have received and reviewed materials concerning ICAP's soft dollar arrangements, including the types of research received. In this regard, ICAP has agreed to limit the type of research received with the use of soft dollars to that with intellectual content. The Board Members recognized that ICAP's ability to obtain such research and services is an integral factor in establishing its fees. Accordingly, the Board Members noted that ICAP's profitability may be lower if it was required to pay for this research with hard dollars.

F.  OTHER CONSIDERATIONS

ICAP recently announced that it has signed a merger agreement with New York Life Investment Management. As a result of this transaction, there will be a change in control of ICAP. Under the 1940 Act, such a change in control would result in an assignment of the Sub-Advisory Agreement with NAM and the automatic termination of such agreement. Accordingly, the Board considered the approval of an Interim Sub-Advisory Agreement with each Fund which would take effect when the change of control transaction is consummated until shareholders approve a new Sub-Advisory Agreement between NAM and ICAP on behalf of the Funds (the "New Sub-Advisory Agreement"). Accordingly, the Board considered a New Sub-Advisory Agreement which would take effect if the change of control is consummated and after shareholders approve the agreement. In its review, the Board Members considered that the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement have substantially identical terms to the existing Sub-Advisory Agreement with ICAP. The Board further considered whether the change of control would have an impact on the various factors they considered in approving ICAP, such as the scope and quality of services to be provided following the change of control. In reviewing the transaction, the Board Members considered, among other things, the impact, if any, on the operations and organizational structure of ICAP; the ability of ICAP to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; and any changes to the terms of the sub-advisory agreement. Based on its review, the Board determined that the change of control would not affect the nature and quality of services provided by ICAP, the terms of the Sub-Advisory Agreement, including the fees thereunder, and would not materially affect the operations of ICAP. Accordingly, the Board determined that their analysis of the various factors regarding their approval of ICAP would continue to apply after the change of control.

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of independent Board Members, concluded that the terms of the Investment Management and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreement and the Sub-Advisory Agreement should be approved, and that the new, post-change of control Interim Sub-Advisory Agreement and New Sub-Advisory Agreement be approved and the New Sub-Advisory Agreement be recommended to shareholders.

THE BOARD OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

ADDITIONAL INFORMATION

INFORMATION ABOUT THE ADVISER

NAM, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for the Funds. The Adviser is a wholly owned subsidiary of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen Investments, Inc. and its affiliates had over $145 billion of assets under management as of March 31, 2006. Nuveen Investments, Inc. is a publicly-traded company and is listed on the New York Stock Exchange and trades under the symbol "JNC."

INFORMATION ABOUT THE UNDERWRITER

Nuveen Investments, LLC (the "Underwriter"), located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the principal underwriter for each Fund. The underwriter is a wholly-owned subsidiary of Nuveen.

BENEFICIAL OWNERSHIP

On December 31, 2005, Board Members and executive officers as a group beneficially owned 1,338,618 shares of all funds managed by Adviser (includes deferred units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of June 21, 2006, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of June 21, 2006, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as stated in Appendix E.

SHAREHOLDER PROPOSALS

The Trust generally does not hold annual shareholders' meetings, but will hold special meetings as required or deemed desirable. Because the Trust does not hold regular shareholders' meetings, the anticipated date of the next special shareholders' meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting of the Trust should send their written proposal to the Trust at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received a reasonable time before the Trust begins to print and mail its proxy materials for the meeting.

SHAREHOLDER COMMUNICATIONS

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the fund or funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member and so indicates it will be sent to the Lead Independent Director and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by ICAP. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

FISCAL YEAR

The last fiscal year end for the Funds was June 30, 2005.

ANNUAL REPORT DELIVERY

Annual reports will be sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Funds.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting will necessitate adjournment and will subject the Funds to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under the Funds' By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger
Vice President and Secretary
July   , 2006

                                                                      APPENDIX A

                    DATES RELATING TO SUB-ADVISORY AGREEMENT



--------------------------------------------------------------------------------------
                                                                        DATE ORIGINAL
                                                      DATE ORIGINAL      SUB-ADVISORY
                                                       SUB-ADVISORY     AGREEMENT WAS
                                  DATE OF ORIGINAL    AGREEMENT WAS     LAST APPROVED
                                    SUB-ADVISORY      LAST APPROVED    FOR CONTINUANCE
FUND                                  AGREEMENT      BY SHAREHOLDERS       BY BOARD
--------------------------------------------------------------------------------------


Balanced Stock and Bond             July 28, 2005     July 26, 2005*         N/A
Balanced Municipal and Stock        July 28, 2005     July 26, 2005*         N/A
Large-Cap Value                     July 28, 2005     July 26, 2005*         N/A

--------------------------------------------------------------------------------------


  * The Original Sub-Advisory Agreement was approved by shareholders of the Funds at a special meeting held July 26, 2005 relating to a change in control of NAM.

                                                                      APPENDIX B

                   [INSERT FORM OF NEW SUB-ADVISORY AGREEMENT]

                                                                      APPENDIX C

                         OFFICERS AND DIRECTORS OF ICAP



------------------------------------------------------------------------
NAME AND ADDRESS                        PRINCIPAL OCCUPATION
------------------------------------------------------------------------


Robert H. Lyon              President, Chief Investment Officer and
225 West Wacker Drive       Director of ICAP
Suite 2400
Chicago, Illinois 60606
Jerrold K. Senser           Executive Vice President and Co-Chief
225 West Wacker Drive       Investment Officer of ICAP
Suite 2400
Chicago, Illinois 60606
Pamela H. Conroy            Executive Vice President, Chief Operating
225 West Wacker Drive       Officer, Chief Compliance Officer and
Suite 2400                  Director of ICAP
Chicago, Illinois 60606
Thomas R. Wenzel            Executive Vice President and Director of
225 West Wacker Drive       Research of ICAP
Suite 2400
Chicago, Illinois 60606
Gary S. Maurer              Executive Vice President of ICAP
225 West Wacker Drive
Suite 2400
Chicago, Illinois 60606
Paula L. Rogers             Executive Vice President of ICAP
225 West Wacker Drive
Suite 2400
Chicago, Illinois 60606

------------------------------------------------------------------------

                                                                      APPENDIX D

                              SUB-ADVISORY FEE RATE

For each Fund, NAM pays ICAP a portfolio management fee at the rates set forth below. The portfolio management fee is based on the average daily market value of all the Nuveen-sponsored investment products for which ICAP serves as portfolio manager. NAM pays ICAP separate portfolio management fees for the equity and fixed-income portions of the Funds' assets (for Balanced Municipal and Stock, ICAP manages only the Fund's equity investments).


-----------------------------------------------------------------------
ASSETS OF ALL THE NUVEEN SPONSORED                        FIXED-INCOME
INVESTMENT                             EQUITY PORTFOLIO     PORTFOLIO
PRODUCTS MANAGED BY ICAP                MANAGEMENT FEE   MANAGEMENT FEE
-----------------------------------------------------------------------


For the first $500 million                   0.35%            0.20%
For the next $500 million                    0.30%            0.15%
For assets over $1 billion                   0.25%            0.12%

-----------------------------------------------------------------------


                        AGGREGATE SUB-ADVISORY FEES PAID


-------------------------------------------------------------------------
                                             FEES PAID TO
                                           ICAP DURING LAST   NET ASSETS
FUND                                          FISCAL YEAR    AS OF 6/1/06
-------------------------------------------------------------------------


Balanced Stock and Bond
Balanced Municipal and Stock
Large-Cap Value

-------------------------------------------------------------------------


                FEE RATES AND NET ASSETS OF FUNDS ADVISED BY ICAP
                 WITH SIMILAR INVESTMENT OBJECTIVES AS THE FUNDS


---------------------------------------------------------------------------------
                                                                      NET ASSETS
SIMILAR FUND                                   FEE RATE              AS OF 6/1/06
---------------------------------------------------------------------------------


UBS Pace Large Co Value Equity    0.30% of the fund's average daily
  Investments                     net assets managed by ICAP

---------------------------------------------------------------------------------

                                                                      APPENDIX E



--------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS OF               NUMBER OF    PERCENT OF
FUND           TITLE OF CLASS              BENEFICIAL OWNER              SHARES OWNED      CLASS
--------------------------------------------------------------------------------------------------

Balanced       Class A         Citigroup Global Markets Inc.              331,558.6720    13.63%
Municipal                      House Account
and Stock                      Attn:  Peter Booth 7th Floor
                               333 West 34th Street
                               New York, NY  10001-2402
                               MLPF&S for the Benefit of its Customers    221,227.6560     9.09%
                               4800 Deer Lake Dr. E FL 3
                               Jacksonville, FL  32246-6484
               Class B         Citigroup Global Markets Inc.               37,961.7410     8.98%
                               House Account
                               Attn:  Peter Booth 7th Floor
                               333 West 34th Street
                               New York, NY  10001-2402
                               MLPF&S for the Benefit of its Customers    104,016.4960    24.60%
                               4800 Deer Lake Dr. E FL 3
                               Jacksonville, FL  32246-6484
               Class C         Citigroup Global Markets Inc.               25,653.4120     8.13%
                               House Account
                               Attn:  Peter Booth 7th Floor
                               333 West 34th Street
                               New York, NY  10001-2402
                               MLPF&S for the Benefit of its Customers     54,518.6590    17.27%
                               4800 Deer Lake Dr. E FL 3
                               Jacksonville, FL  32246-6484
               Class R         Citigroup Global Markets Inc.                2,792.0350     5.59%
                               House Account
                               Attn:  Peter Booth 7th Floor
                               333 West 34th Street
                               New York, NY  10001-2402
                               Leonard Pearl and Joan D. Pearl              5,248.7180    10.55%
                               707 Mix Avenue, Apt. 24
                               Hamden, CT 06514-2208
                               MLPF&S for the Benefit of its Customers      3,091.6760     6.21%
                               4800 Deer Lake Dr. E FL 3
                               Jacksonville, FL  32246-6484
                               LPL Financial Services                       2,616.6590     5.26%
                               9785 Towne Centre Drive
                               San Diego, CA 92121-1968
                               Arthur Angers                                2,701.6680     5.43%
                               2008 Arbor Drive
                               Clearwater, FL  33760-1942
                               Leonard Angers                               2,701.6690     5.43%
                               109 Gullot Road
                               Schenectady, NY  12306-4317

--------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS OF               NUMBER OF    PERCENT OF
FUND           TITLE OF CLASS              BENEFICIAL OWNER              SHARES OWNED      CLASS
--------------------------------------------------------------------------------------------------
Balanced Stock Class A         Citigroup Global Markets Inc.              168,534.3300    13.91%
and Bond                       House Account
                               Attn:  Peter Booth 7th Floor
                               333 West 34th Street
                               New York, NY  10001-2402
                               MLPF&S for the Benefit of its Customers    199,028.8410    16.43%
                               4800 Deer Lake Dr. E FL 3
                               Jacksonville, FL  32246-6484
               Class B         MLPF&S for the Benefit of its Customers    114,780.9320    35.70%
                               4800 Deer Lake Dr. E FL 3
                               Jacksonville, FL  32246-6484
               Class C         MLPF&S for the Benefit of its Customers    177,990.7960    61.67%
                               4800 Deer Lake Dr. E FL 3
                               Jacksonville, FL  32246-6484
               Class R         Ameriprise Trust Co.                       108,648.6130    29.96%
                               Ameriprise Trust Ret. Ser. Pl.
                               996 AXP Financial Center
                               Minneapolis, MN  55474-0009
                               NFS LLC FEBO                               166,385.7930    45.87%
                               The Northern Trust Company
                               P.O. Box 92956
                               Chicago, IL  60675-2956
Large-Cap      Class A         Citigroup Global Markets Inc.            2,499,477.5450    15.42%
Value                          House Account
                               Attn:  Peter Booth 7th Floor
                               333 West 34th Street
                               New York, NY  10001-2402
                               MLPF&S for the Benefit of its Customers  2,428,298.2630    14.98%
                               4800 Deer Lake Dr. E FL 3
                               Jacksonville, FL  32246-6484
               Class B         Citigroup Global Markets Inc.               74,367.1340     7.29%
                               House Account
                               Attn:  Peter Booth 7th Floor
                               333 West 34th Street
                               New York, NY  10001-2402
                               MLPF&S for the Benefit of its Customers    349,072.6600    34.21%
                               4800 Deer Lake Dr. E FL 3
                               Jacksonville, FL  32246-6484
               Class C         Citigroup Global Markets Inc.               95,944.1190     8.87%
                               House Account
                               Attn:  Peter Booth 7th Floor
                               333 West 34th Street
                               New York, NY  10001-2402
                               MLPF&S for the Benefit of its Customers    496,533.7320    45.88%
                               4800 Deer Lake Dr. E FL 3
                               Jacksonville, FL  32246-6484

--------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS OF               NUMBER OF    PERCENT OF
FUND           TITLE OF CLASS              BENEFICIAL OWNER              SHARES OWNED      CLASS
--------------------------------------------------------------------------------------------------
               Class R         DCGT                                       103,306.5320    10.98%
                               FBO Various Qualified Plans
                               Attn. NPIO Trade Desk
                               711 High Street
                               Des Moines, IA 50309-2732
                               Ameriprise Trust Co.                       357,715.4750    38.03%
                               Ameriprise Trust Ret. Ser. Pl. 996
                               AXP Financial Center
                               Minneapolis, MN  55474-0009

--------------------------------------------------------------------------------------------------

                            [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                         ICAP 0806

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Dr.
Chicago, IL 60606
www.nuveen.com


999 999 999 999 99             [INSERT FUND NAME]

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.

2.       On the Internet at www.proxyweb.com and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.


                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
            FOR A SPECIAL MEETING OF SHAREHOLDERS, AUGUST 25, 2006.


A Special Meeting of shareholders will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Friday, August 25, 2006 at 9:30 a.m., Chicago time. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on August 25, 2006 or any adjournment or adjournments thereof.


WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE 1-888-221-0697 OR OVER THE INTERNET (www.proxyweb.com).

                                         Date:
                                              ---------------------------------
                                         SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                         ON LEFT. (Please sign in Box)

                                         ---------------------------------------


                                         ---------------------------------------

                                         NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                         IT APPEARS ON THIS PROXY. IF SHARES ARE
                                         HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                         PROXY. IF YOU ARE SIGNING ON BEHALF OF
                                         AN ESTATE, TRUST OR CORPORATION, PLEASE
                                         STATE YOUR TITLE OR CAPACITY.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.


PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSAL.


Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.


1.         Approval of the new sub-advisory agreement between        FOR     AGAINST    ABSTAIN
           Nuveen Asset Management and Institutional Capital LLC.    [ ]       [ ]        [ ]